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                                                                   EXHIBIT 10




                               ARTHUR ANDERSEN LLP


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made part of this Registration Statement File No. 333-50467 for Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account on Form N-4.

                                                        /s/Arthur Andersen LLP

Hartford, Connnecticut
April 12, 1999